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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported) March 22, 2000
                                                 -----------------------------



                            HI-SHEAR INDUSTRIES INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


             1-7633                                     11-2406878
    ------------------------             -----------------------------------
    (Commission File Number)             (I.R.S. Employer Identification No)


       3333 NEW HYDE PARK ROAD, NORTH HILLS, NEW YORK            11042
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          (Address of Principal Executive Offices)             (Zip Code)


                                 (516) 627-8600
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              (Registrant's Telephone Number, Including Area Code)


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Item 5.           OTHER EVENTS

                  On March 20, 2000 Registrant announced that it had received a decision in a series of long standing appeals before the Armed Services Board of Contract Appeals. The decision, issued March 17, 2000, awarded Hi-Shear Industries $18,410,414 plus interest. The award was based on the wrongful termination in 1991 by the Navy of two contracts awarded Hi-Shear's subsidiary, Defense Systems Corporation. The parties have 120 days within which to appeal the decision.



SIGNATURE

                  Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


DATED:   March 22, 2000


                                   HI-SHEAR INDUSTRIES INC.


                                   By: s/Victor J. Galgano
                                       ---------------------------------------
                                       Victor J. Galgano
                                       Vice President, Chief Financial Officer